Janus Aspen Series

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Flexible Bond Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Bond Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolios”)

Supplement dated December 23, 2020

to Currently Effective Statements of Additional Information

Effective January 1, 2021, the committee structure of the Board of Trustees of Janus Aspen Series (the “Trust”) will be revised to consist of six standing committees that each perform specialized functions: an Audit Committee, Investment Oversight Committee, and Nominating and Governance Committee, each of which is an existing committee and continues to operate with certain modifications to its responsibilities, and an Operations Committee, Product and Distribution Committee, and a Trading and Pricing Committee, each of which is a new committee. A summary of the functions of each committee and its members follows.

Audit Committee.  Reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, including the review of the adequacy of relevant personnel and the review of reports related to such system of internal controls, Form N-CSR, Form N-CEN, and Form N-PORT filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor, which performs the audits of the Trust’s financial statements, regular meetings and communication with relevant personnel at Janus Capital and the independent auditor, and preapproval of all audit and nonaudit services. The Committee also reviews any significant changes or improvements in accounting and audit processes that have been implemented. The Committee receives reports from the Trust’s Chief Financial Officer, Treasurer, and Principal Accounting Officer, and from personnel responsible for internal audit functions related to financial reporting. The Committee also oversees service providers that provide fund accounting and portfolio accounting services to the Trust. The Committee’s members are Diane L. Wallace (Chair), William D. Cvengros, Linda S. Wolf, and Gary A. Poliner.

Investment Oversight Committee.  Oversees the investment activities of the series of the Trust. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to the Portfolios to review the investment performance, investment risk characteristics, objectives, and strategies of the Portfolios. The Committee reviews reports regarding the use of derivative instruments by the Portfolios and information and reports with respect to proposed new investment instruments and techniques. The Committee reviews various matters related to the operations of the Janus Henderson money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures, and Rule 2a-7 under the Investment Company Act of 1940, as amended. The Committee’s members are Raudline Etienne (Chair), Alan A. Brown, Mr. Cvengros, William M. Fitzgerald, Sr., William F. McCalpin, Mr. Poliner, Ms. Wallace, and Ms. Wolf.

Nominating and Governance Committee.  Identifies and recommends individuals for Trustee membership, recommends an independent Trustee to serve as Board Chair, consults with Portfolio officers and the Board Chair in planning Trustee meetings, reviews the responsibilities of each Board committee, which includes the need for new committees and the continuation of existing committees, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines adopted by the Trustees. The Committee also leads the Trustees’ annual self-assessment process and continuing education program, reviews, and proposes changes to, Trustee compensation, and oversees the administration of the Trust’s insurance program. The Committee’s members are Ms. Wolf (Chair), Mr. Brown, and Mr. McCalpin.

Operations Committee.  Oversees certain matters related to the operation of the Trust. The Committee receives reports regarding the operation of the Trust’s securities lending program, the implementation of the Proxy Voting Procedures and Guidelines, and various information technology, cybersecurity, and data privacy risks related to the Trust and the Trust’s service providers. The Committee oversees service providers providing operations-related services to the Trust, including the Trust’s custodian and transfer agent. The Committee receives reports from personnel responsible for the Trust’s enterprise risk function and Janus Capital’s internal audit function. In addition, the Committee oversees compliance with certain procedures adopted by the Trust under exemptive orders of the Securities and Exchange Commission (the “SEC”). The Committee’s members are Mr. Poliner (Chair), Mr. Brown, and Mr. McCalpin.

Product and Distribution Committee.  Provides oversight of matters regarding the Trust’s product lineup and the distribution of shares of the Portfolios. The Committee reviews matters relating to the initial strategy, design, and positioning of new Portfolios and material changes to the strategy, design, and/or positioning of existing Portfolios. The Committee receives reports regarding potential Portfolio closures, liquidations, or mergers, certain Portfolio fees and expenses, and marketing and distribution strategies for the Portfolios, including payments made by the Portfolios pursuant to the Trust’s distribution and shareholder servicing plans. The Committee reviews certain regulatory filings made with the SEC and oversees and receives reporting from service providers providing product and distribution-related services to the Trust. The Committee’s members are Mr. Brown (Chair), Ms. Etienne, Mr. Fitzgerald, and Mr. McCalpin.

Trading and Pricing Committee.  Oversees matters relating to the pricing of the Portfolios’ securities and the placement of portfolio transactions. The Committee reviews and approves fair valuation determinations and valuation methodologies regarding securities and investments held by the Portfolios pursuant to procedures adopted by the Trustees, and, as needed, provides alternative fair value determinations and valuation methodologies. The Committee also reviews the valuation procedures and other matters related to pricing the Portfolios’ securities. The Committee receives reporting regarding portfolio transactions with affiliates undertaken in accordance with the Trust’s procedures, efforts to obtain best execution in connection with portfolio transactions and commissions paid to firms supplying research and brokerage services. The Committee also receives reports regarding foreign exchange trading by the Portfolios. In addition, the Committee oversees service providers providing trading and pricing-related services to the Trust and reviews reports from the administrator of the Trust’s liquidity risk management program. The Committee’s members are Mr. Cvengros (Chair), Mr. Fitzgerald, and Ms. Wallace.

Please retain this Supplement with your records.

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